UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-02201

Insight Select Income Fund

(Exact name of registrant as specified in charter)

200 Park Avenue, 7th Floor

                         New York, NY 10166

(Address of principal executive offices) (Zip code)

Clifford D. Corso

200 Park Avenue, 7th Floor

                             New York, NY 10166

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-527-1800

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2020

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports may be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary. If you invest directly with the Fund, you can make your preference known through the means below.

Online:

Visit www.computershare.com/investor to log into your account and select “Communication Preferences” to set your preference.

Telephone:

Contact the Fund at 866-333-6685

Overnight Mail:

Computershare Investor Services, 462 South 4th Street, Suite 1600, Louisville, KY, 40202

Regular Mail:

Computershare Investor Services, PO Box 505000, Louisville, KY, 40233-5000

INSIGHT SELECT INCOME FUND SHAREHOLDER LETTER

For the one-year Period Ended 03/31/20

April 17, 2020

DEAR SHAREHOLDERS:

The events of the fiscal year were dominated, towards the end, by the global pandemic, COVID-19, which has had an unprecedented negative impact on the economic outlook. Volatility spiked to peak levels in March, driven by a combination of a breakdown in normal market function and the rapid change in economic fundamentals with a lack of clarity around the degree of severity.

Indeed, volatility eclipsed the level reached during the 2008 global financial crisis. US equities entered the sharpest bear market ever, twice delivering record intraday declines outside of only Black Tuesday 1929 and Black Monday 1987. US investment grade credit spreads widened nearly fourfold from the start of the year and briefly reached 373 basis points (bps) at their widest levels.

The environment created a liquidity crisis as many investors sold their most liquid assets to meet margin calls, while corporates and others drew down their outstanding credit facilities. The crisis even impacted liquidity in off-the-run Treasuries. Treasury yields fell dramatically, at one point the entire curve yielded less than 1%, although longer-dated yields later retraced.

This shock triggered an unprecedented fiscal and monetary policy response that helped calm markets and while the ultimate impact on the real economy is still playing out, the policy actions taken should help dampen the severity of the downturn.

The Federal Reserve (Fed) delivered 150bps of emergency rate cuts (bringing the lower end of its target range to 0%), announced ‘unlimited’ Treasury and MBS purchases, brought back the 2008-era Term Asset-Backed Securities Loan Facility (TALF) and introduced two programs for purchasing corporate debt for the first time. To address liquidity conditions the Fed also provided $3.5trn of repo market operations for March alone and lowered its discount window rate for banks.

Congress followed with a $2.1trn fiscal stimulus package, including $350bn loans to small business (generally forgivable if payroll is retained), expanded jobless benefits, $500bn of funding to the economy, $150bn in hospital aid and stimulus checks for individuals and families.

The announcement of stimulus measures, and signs that new global COVID-19 cases were slowing, helped markets recover modestly from the lows. Nonetheless, credit spreads still ended the period at their widest levels since the 2008 global financial crisis leaving an attractive opportunity for long-term investors to selectively capture high degrees of total return and income. A number of downgrades occurred, including large issuers with BBB-rated capital structures such as Ford, Kraft Heinz, and Occidental Petroleum. In March, issuance volumes spiked, particularly following the Fed’s intervention. New issue volumes were higher than $250bn, far higher than the previous monthly record of $178bn in May 2016. While increasing bond supply is typically seen as a negative for credit spreads, in this environment of economic uncertainty the extra cash and liquidity on the balance sheet was rewarded.

Prior to the economic shock in March 2020, the US credit markets had largely enjoyed a strong run, particularly as the Fed had already pivoted to a dovish stance to ‘sustain the expansion’ and geopolitical concerns around trade and Brexit had died down.

In fact, at the start of 2020, the stage had been set for a continuation of trend-growth in the US and our positioning reflected this expectation. The crisis was an unprecedented exogenous shock to US and global markets.

The Fund suffered the price impact from credit beta spread widening but many prudent adjustments were made as this period of volatility initially unfolded. We reduced some high yield and emerging market exposure seeking, instead, to move up in quality and away from issuers most negatively impacted by COVID-19. The Fund remains broadly diversified with investments in largely higher-quality investment grade rated issuers that we believe are positioned to weather the downturn. The Fund was also successful in avoiding large sales during the most illiquid periods, retaining the opportunity for a bounce back in pricing as the market and the economy recover.

As of March 31, 2020, the Fund had a net asset value (NAV) of $19.67 per share. This represents a 4.38% decrease from $20.57 per share on March 31, 2019. On March 31, 2020, the Fund’s closing price on the New York Stock Exchange was $19.74 per share, representing a 0.36% premium to NAV per share, compared with a 6.56% discount as of March 31, 2019. One of the primary objectives of the Fund is to maintain a high level of income. On March 18 2020, the Board of Trustees declared a dividend payment of $0.20 per share payable on April 15, 2020 to shareholders of record on April 8, 2020. On an annualized basis, including the pending dividend, the annual dividend payment from ordinary income equates to a total of $0.8316 per share, representing a 4.13% dividend yield based on the market price on April 15, 2020 of $20.15 per share. The dividend is evaluated on a quarterly basis and is based on the income generation capability of the portfolio and is not guaranteed for any period of time.

Total Return-Percentage Change (Annualized for periods longer than 1 year)

In Net Asset Value Per Share with All Distributions Reinvested1

	6 Months to 3/31/20	1 Year to 3/31/20	3 Years to 3/31/20	5 Years to 3/31/20	10 Years to 3/31/20
Insight Select Income Fund	-5.98%	1.51%	3.42%	3.31%	5.87%
Bloomberg Barclays U.S. Credit Index[2]	-2.13%	5.10%	4.19%	3.28%	4.75%

1 – This is historical information and should not be construed as indicative of any likely future performance.

2 – Source: Bloomberg Barclays as of March 31, 2020. Comprised primarily of US investment grade corporate bonds (Fund’s Benchmark).

Yield represents the major component of return in most fixed income portfolios. Given this Fund’s emphasis on income and the dividend, we generally will not have material exposure to low yielding US Treasuries and will maintain meaningful exposure to corporate bonds. When it comes to management of credit risk, we try to look through periods of volatility to focus on an investment’s long-term creditworthiness to assess whether it will provide an attractive yield to the Fund over time.

The Fund’s performance will continue to be subject to trends in long-term interest rates and to corporate yield spreads. Consistent with our investment discipline, we continue to emphasize diversification and risk management within the bounds of income stability. The pie chart below summarizes the portfolio quality of the Fund’s assets as of March 31, 2020:

Percent of Total Investment (Lower of S&P and Moody’s Ratings)3

3

For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings and the Fund’s allocation to the ratings categories are subject to change at any time without notice.

We would like to remind shareholders of the opportunities presented by the Fund’s dividend reinvestment plan referred to in the Shareholder Information section of this report. The dividend reinvestment plan affords shareholders a price advantage by allowing them to purchase shares at NAV or market price, whichever is lower. This means that the reinvestment price is at market price when the Fund is trading at a discount to NAV, as is currently the situation, or at NAV per share when market trading is at a premium to that value. To participate in the plan, please contact Computershare Investor Services, the Fund’s transfer agent and dividend paying agent, at 1-866-333-6685. The Fund’s investment adviser, Insight North America LLC, may be reached at 1-212-527-1800.

Cliff Corso

President

Mr. Corso’s comments reflect the investment adviser’s views generally regarding the market and the economy, and are compiled from the investment adviser’s research. These comments reflect opinions as of the date written and are subject to change at any time.

Opinions expressed herein are current opinions of Insight, and are subject to change without notice. Insight assumes no responsibility to update such information or to notify a client of any changes. Any outlooks, forecasts or portfolio weightings presented herein are as of the date appearing on this material only and are also subject to change without notice. Insight disclaims any responsibility to update such views. No forecasts can be guaranteed.

Information herein may contain, include or is based upon forward-looking statements within the meaning of the federal securities laws, specifically Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements, other than statements of historical fact, that address future activities, events or developments, including without limitation, business or investment strategy or measures to implement strategy, competitive strengths, goals expansion and growth of our business, plans, prospects and references to future or success. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Words such as ‘anticipate,’ ‘estimate,’ ‘expect,’ ‘project,’ ‘intend,’ ‘plan,’ ‘believe,’ and other similar words are intended to identify these forward-looking statements. Forward-looking statements can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining our actual future results or outcomes. Consequently, no forward-looking statement can be guaranteed. Our actual results or outcomes may vary materially. Given these uncertainties, you should not place undue reliance on these forward-looking statements.

Past performance is not a guide to future performance, which will vary. The value of investments and any income from them will fluctuate and is not guaranteed (this may partly be due to exchange rate changes). Future returns are not guaranteed and a loss of principal may occur.

The quoted benchmarks within this presentation do not reflect deductions for fees, expenses or taxes. These benchmarks are unmanaged and cannot be purchased directly by investors. Benchmark performance is shown for illustrative purposes only and does not predict or depict the performance of any investment. There may be material factors relevant to any such comparison such as differences in volatility, and regulatory and legal restrictions between the indices shown and the strategy.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees

of Insight Select Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Insight Select Income Fund (the “Fund”), including the schedule of investments, as of March 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2003.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 15, 2020

SCHEDULE OF INVESTMENTS March 31, 2020

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
CORPORATE DEBT SECURITIES (82.48%)

AUTOMOTIVE (1.95%)
Delphi Technologies PLC, Co. Gty., 5.00%, 10/01/25, 144A	B3/BB-	$833	$664,317
Ford Holdings LLC, Co. Gty., 9.30%, 03/01/30	Ba2/BB+	1,000	954,370
Ford Motor Co., Sr. Unsec. Notes, 8.90%, 01/15/32	Ba2/BB+	500	457,621
Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 4.542%, 08/01/26(b)	Ba2/BB+	1,356	1,186,500
General Motors Financial Co. Inc., Sr. Unsec. Notes, (3M LIBOR +1.10%), 2.837%, 11/06/21(e)	Baa3/BBB	925	847,994

			4,110,802

CHEMICALS (2.29%)
Braskem Netherlands Finance BV, Co. Gty., 4.50%, 01/31/30, 144A	NA/BBB-	1,249	972,971
Braskem Netherlands Finance BV, Co. Gty., 5.875%, 01/31/50, 144A	NA/BBB-	723	560,325
Olin Corp., Sr. Unsec. Notes, 5.625%, 08/01/29(b)	Ba2/BB	1,045	961,661
Union Carbide Corp., Sr. Unsec. Notes, 7.75%, 10/01/96	Baa2/BBB	2,000	2,331,580

			4,826,537

CONSUMER PRODUCTS (1.93%)
Archer-Daniels-Midland Co., Sr. Unsec. Notes, 3.25%, 03/27/30(b)	A2/NA	668	708,834
Home Depot, Inc., Sr. Unsec. Notes, 2.70%, 04/15/30(b)	A2/NA	1,035	1,052,402
Home Depot, Inc., Sr. Unsec. Notes, 3.35%, 04/15/50(b)	NA/NA	419	437,772
Kimberly-Clark Corp., Sr. Unsec. Notes, 3.10%, 03/26/30(b)	A2/A	282	305,073
NIKE, Inc., Sr. Unsec. Notes, 3.375%, 03/27/50(b)	A1/AA-	987	1,076,721
Target Corp., Sr. Unsec. Notes, 2.65%, 09/15/30(b)	A2/A	478	492,122

			4,072,924

DIVERSIFIED FINANCIAL SERVICES (11.68%)
Banco Santander SA, Sr. Unsec. Notes, 3.306%, 06/27/29	A2/A	400	392,637
Bank of America Corp., Sr. Unsec. Notes, (3M LIBOR +0.79%), 3.004%, 12/20/23(b),(c)	A2/A-	758	773,309
Bank of America Corp., Sr. Unsec. Notes, (3M LIBOR +0.81%), 3.366%, 01/23/26(b),(c)	A2/A-	559	585,590
Citigroup, Inc., Sr. Unsec. Notes, (3M LIBOR +1.563%), 3.887%, 01/10/28(b),(c)	A3/BBB+	1,100	1,131,379
Citigroup, Inc., Sr. Unsec. Notes, 8.125%, 07/15/39	A3/BBB+	70	109,798
Citigroup, Inc., Sub. Notes, 4.60%, 03/09/26	Baa2/BBB	988	1,047,985
Citigroup, Inc., Sub. Notes, 5.30%, 05/06/44	Baa2/BBB	926	1,087,315
Credit Agricole SA, Sub. Notes, (5Yr Swap +1.644%), 4.00%, 01/10/33, 144A(b),(c)	Baa1/BBB+	1,025	1,031,802
Credit Suisse Group AG, Sr. Unsec. Notes, (SOFRRATE +1.56%), 2.593%, 09/11/25, 144A(b),(c)	Baa2/BBB+	1,242	1,179,951
Crown Castle International Corp., Sr. Unsec. Notes, 3.30%, 07/01/30(b)	Baa3/BBB-	209	207,284
Danske Bank A/S, Sr. Unsec. Notes, 5.00%, 01/12/22, 144A	Baa3/BBB+	739	758,833
GE Capital International Funding, Co. Gty., 4.418%, 11/15/35	Baa1/BBB+	588	627,443
General Electric Co., Sr. Unsec. Notes, 6.875%, 01/10/39	Baa1/BBB+	287	355,045
General Electric Co., Sr. Unsec. Notes, 4.125%, 10/09/42	Baa1/BBB+	75	70,805
Goldman Sachs Group, Inc., Sr. Unsec. Notes, 3.50%, 11/16/26(b)	A3/BBB+	1,040	1,055,384
Goldman Sachs Group, Inc., Sr. Unsec. Notes, (3M LIBOR +1.75%), 3.545%, 10/28/27(b),(e)	A3/BBB+	550	495,034
HSBC Capital Funding LP, Co. Gty., (3M LIBOR +4.98%), 10.176%, 06/30/30, 144A(b),(c),(d)	Baa2/BBB-	2,180	3,204,600
HSBC Holdings PLC, Sr. Unsec. Notes, 4.95%, 03/31/30	A2/A	499	544,907
ING Groep NV, Sr. Unsec. Notes, 3.55%, 04/09/24	Baa1/A-	1,662	1,670,022
JPMorgan Chase & Co., Jr. Sub. Notes, (3M LIBOR +2.58%), 4.625%, 11/01/22(b),(c),(d)	Baa2/BBB-	1,159	1,019,920
Massachusetts Mutual Life Insurance Co., Sub. Notes, 3.729%, 10/15/70, 144A	A2/AA-	243	224,877
Mastercard, Inc., Sr. Unsec. Notes, 3.35%, 03/26/30(b)	A1/A+	433	479,517
Mastercard, Inc., Sr. Unsec. Notes, 3.85%, 03/26/50(b)	A1/A+	145	177,690
Morgan Stanley, Sub. Notes, 4.35%, 09/08/26	Baa2/BBB	1,500	1,588,906
Nuveen LLC, Co. Gty., 4.00%, 11/01/28, 144A(b)	Aa2/AA	642	670,841

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
CORPORATE DEBT SECURITIES (Continued)

DIVERSIFIED FINANCIAL SERVICES (Continued)
PNC Financial Services Group, Inc., Jr. Sub. Notes, (3M LIBOR +3.30%), 5.00%, 11/01/26(b),(c),(d)	Baa2/BBB-	$757	$715,365
State Street Corp., Sr. Unsec. Notes, (SOFRRATE +2.60%), 2.901%, 03/30/26, 144A(b),(c)	A1/A	347	355,197
Truist Financial Corp., Jr. Sub. Notes, (H15T5Y +3.003%), 4.80%, 09/01/24(b),(c),(d)	Baa2/BBB-	1,136	976,960
UBS AG, Sub. Notes, 7.625%, 08/17/22	NR/BBB+	2,000	2,060,000

			24,598,396

ENERGY (9.89%)
Antero Midstream Partners LP, Co. Gty., 5.75%, 03/01/27, 144A(b)	B1/B+	681	435,840
CITGO Petroleum Corp., Sr. Sec. Notes, 6.25%, 08/15/22, 144A(b)	B3/B+	3,633	3,269,700
CVR Energy, Inc., Co. Gty., 5.75%, 02/15/28, 144A(b)	B1/BB-	1,710	1,278,225
Enbridge, Inc., Sub. Notes, (3M LIBOR +3.89%), 6.00%, 01/15/77(b),(c)	Ba1/BBB-	750	555,000
Enterprise Products Operating LLC, Co. Gty., (3M LIBOR +2.57%), 5.375%, 02/15/78(b),(c)	Baa2/BBB-	342	239,400
Florida Gas Transmission Co. LLC, Sr. Unsec. Notes, 9.19%, 11/01/24, 144A	Baa2/BBB+	50	52,845
Global Partners LP, Co. Gty., 7.00%, 08/01/27(b)	B2/B+	1,076	807,000
Holly Energy Partners LP, Co. Gty., 5.00%, 02/01/28, 144A(b)	B1/BB	173	144,888
Kinder Morgan, Inc., Co. Gty., 8.05%, 10/15/30	Baa2/BBB	1,000	1,140,661
Kinder Morgan, Inc., Co. Gty., 5.55%, 06/01/45(b)	Baa2/BBB	1,755	1,788,748
Marathon Petroleum Corp., Sr. Unsec. Notes, 4.75%, 09/15/44(b)	Baa2/BBB	1,266	962,524
Marathon Petroleum Corp., Sr. Unsec. Notes, 5.85%, 12/15/45(b)	Baa2/BBB	500	414,519
MPLX LP, Sr. Unsec. Notes, 4.25%, 12/01/27, 144A(b)	Baa2/BBB	901	727,780
MPLX LP, Sr. Unsec. Notes, 5.50%, 02/15/49(b)	Baa2/BBB	694	585,280
MPLX LP, Sr. Unsec. Notes, 4.90%, 04/15/58(b)	Baa2/BBB	561	377,655
NGPL PipeCo LLC, Sr. Unsec. Notes, 7.768%, 12/15/37, 144A	Baa3/BBB-	880	876,052
Panhandle Eastern Pipe Line Co. LP, Sr. Unsec. Notes, 7.00%, 07/15/29	Baa3/BBB-	1,000	912,028
Parkland Fuel Corp., Co. Gty., 5.875%, 07/15/27, 144A(b)	Ba3/BB	981	919,589
PBF Holding Co. LLC, Co. Gty., 6.00%, 02/15/28, 144A(b)	B1/BB	405	267,300
Petroleos Mexicanos, Co. Gty., 5.95%, 01/28/31, 144A(b)	Baa3/BBB	552	382,823
Petroleos Mexicanos, Co. Gty., 6.35%, 02/12/48	Baa3/BBB	702	438,750
Petroleos Mexicanos, Co. Gty., 6.95%, 01/28/60, 144A(b)	Baa3/BBB	195	130,650
Targa Resources Partners LP, Co. Gty., 5.50%, 03/01/30, 144A(b)	Ba3/BB	1,177	909,115
Valero Energy Corp., Co. Gty., 8.75%, 06/15/30	Baa2/BBB	1,000	1,234,546
Valero Energy Corp., Sr. Unsec. Notes, 10.50%, 03/15/39	Baa2/BBB	500	656,975
Western Midstream Operating LP., Sr. Unsec. Notes, 4.05%, 02/01/30(b),(f)	Ba1/BB+	581	252,934
Williams Cos., Inc., Sr. Unsec. Notes, 7.50%, 01/15/31	Baa3/BBB	911	1,058,532

			20,819,359

FOOD AND BEVERAGE (0.66%)
Anheuser-Busch InBev Worldwide, Inc., Co. Gty., 4.70%, 02/01/36(b)	Baa1/A-	645	675,471
Anheuser-Busch InBev Worldwide, Inc., Co. Gty., 4.90%, 02/01/46(b)	Baa1/A-	256	278,826
Anheuser-Busch InBev Worldwide, Inc., Co. Gty., 8.20%, 01/15/39	Baa1/A-	27	40,410
Kroger Co., Sr. Unsec. Notes, 5.40%, 01/15/49(b)	Baa1/BBB	68	81,829
Sysco Corp., Co. Gty., 5.95%, 04/01/30(b)	Baa1/BBB-	305	320,201

			1,396,737

GAMING, LODGING & LEISURE (0.41%)
Las Vegas Sand Corp., Sr. Unsec. Notes, 3.90%, 08/08/29(b)	Baa3/BBB-	994	856,675

HEALTHCARE (2.34%)
AbbVie, Inc., Sr. Unsec. Notes, 2.95%, 11/21/26, 144A(b)	Baa2/A-	806	809,697
AbbVie, Inc., Sr. Unsec. Notes, 4.05%, 11/21/39, 144A(b)	Baa2/A-	615	632,595
Alcon Finance Corp., Co. Gty., 3.80%, 09/23/49, 144A(b)	Baa2/BBB	1,461	1,457,560

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
CORPORATE DEBT SECURITIES (Continued)

HEALTHCARE (Continued)
Bausch Health Cos., Inc., Co. Gty., 5.25%, 01/30/30, 144A(b)	B3/B	$87	$82,264
CVS Health Corp., Sr. Unsec. Notes, 4.25%, 04/01/50(b)	NA/NA	426	442,195
Pfizer, Inc., Sr. Unsec. Notes, 2.625%, 04/01/30(b)	A1/AA-	337	354,343
Takeda Pharmaceutical Co., Ltd, Sr. Unsec. Notes, 5.00%, 11/26/28(b)	Baa2/BBB+	500	569,985
Teva Pharmaceutical Finance Netherlands III BV, Co. Gty., 7.125%, 01/31/25, 144A(b)	Ba2/BB	577	571,230

			4,919,869

INDUSTRIAL (2.63%)
3M Co., Sr. Unsec. Notes, 4.00%, 09/14/48(b)	A1/A+	1,019	1,175,447
Altria Group, Inc., Co. Gty., 4.80%, 02/14/29(b)	A3/BBB	527	548,480
Altria Group, Inc., Co. Gty., 5.95%, 02/14/49(b)	A3/BBB	329	380,436
Carrier Global Corp., Co. Gty, 2.722%, 02/15/30, 144A(b)	Baa3/BBB	852	785,061
Heathrow Funding, Ltd., Sr. Sec. Notes, 4.875%, 07/15/21, 144A	NA/BBB+	200	209,815
Northrop Grumman Space & Mission Systems Corp., Co. Gty., 7.75%, 06/01/29	Baa1/BBB	500	664,129
Steel Dynamics, Inc., Sr. Unsec. Notes, 2.80%, 12/15/24(b)	Baa3/BBB-	373	347,310
Steel Dynamics, Inc., Sr. Unsec. Notes, 3.45%, 04/15/30(b)	Baa3/BBB-	341	308,591
Sydney Airport Finance Co. Property, Ltd., Sr. Sec. Notes, 3.375%, 04/30/25, 144A(b)	Baa1/BBB+	400	396,222
United Technologies Corp., Sr. Unsec. Notes, 3.75%, 11/01/46(b)	Baa1/BBB+	700	732,771

			5,548,262

INSURANCE (10.19%)
Allstate Corp., Jr. Sub. Notes, (3M LIBOR +2.12%), 6.50%, 05/15/57(b),(c)	Baa1/BBB	2,200	2,376,000
American International Group, Inc., Jr. Sub. Notes, (3M LIBOR +4.195%), 8.175%, 05/15/58(b),(c)	Baa2/BBB-	2,500	2,925,000
Berkshire Hathaway Finance Corp., Co. Gty., 4.20%, 08/15/48(b)	Aa2/AA	1,104	1,296,321
Farmers Exchange Capital, Sub. Notes, 7.20%, 07/15/48, 144A	Baa2/BBB+	2,250	3,508,264
Guardian Life Insurance Co. of America, Sub. Notes, 4.85%, 01/24/77, 144A	A1/AA-	148	168,262
Liberty Mutual Group, Inc., Co. Gty., 3.951%, 10/15/50, 144A(b)	Baa2/BBB	250	231,755
Liberty Mutual Group, Inc., Co. Gty., (3M LIBOR +7.12%), 10.75%, 06/15/58, 144A(b),(c)	Baa3/BB+	1,000	1,500,000
Lincoln National Corp., Sr. Unsec. Notes, 3.80%, 03/01/28(b)	Baa1/A-	250	248,692
Massachusetts Mutual Life Insurance Co., Sub. Notes, 4.90%, 04/01/77, 144A	A2/AA-	980	1,038,746
MetLife, Inc., Jr. Sub. Notes, 9.25%, 04/08/38, 144A(b)	Baa2/BBB	750	937,500
MetLife, Inc., Jr. Sub. Notes, 6.40%, 12/15/36(b)	Baa2/BBB	637	664,776
MetLife, Inc., Jr. Sub. Notes, 10.75%, 08/01/39(b)	Baa2/BBB	1,000	1,390,000
Nationwide Mutual Insurance Co., Sub. Notes, 8.25%, 12/01/31, 144A	A3/A-	500	728,930
Nationwide Mutual Insurance Co., Sub. Notes, 9.375%, 08/15/39, 144A	A3/A-	215	335,982
New York Life Insurance Co., Sub. Notes, 6.75%, 11/15/39, 144A	Aa2/AA-	103	139,790
Principal Financial Group, Inc., Co. Gty., (3M LIBOR +3.044%), 4.70%, 05/15/55(b),(c)	Baa2/BBB	1,135	998,800
Prudential Financial, Inc., Jr. Sub. Notes, (3M LIBOR +2.665%), 5.70%, 09/15/48(b),(c)	Baa1/BBB+	1,241	1,147,925
SAFG Retirement Services, Inc., Sr. Unsec. Notes, 8.125%, 04/28/23	Baa1/BBB+	1,800	1,835,206

			21,471,949

MEDIA (9.05%)
Charter Communications Operating LLC, Sr. Sec. Notes, 5.75%, 04/01/48(b)	Ba1/BBB-	774	877,625
Comcast Corp., Co. Gty., 4.15%, 10/15/28(b)	A3/A-	255	286,317
Comcast Corp., Co. Gty., 4.70%, 10/15/48(b)	A3/A-	297	384,764
Comcast Corp., Co. Gty., 7.05%, 03/15/33	A3/A-	2,000	2,813,830
Cox Communications, Inc., Sr. Unsec. Notes, 6.80%, 08/01/28	Baa2/BBB	1,500	1,763,083
Cox Enterprises, Inc., Sr. Unsec. Notes, 7.375%, 07/15/27, 144A	Baa2/BBB-	500	605,674
CSC Holdings LLC, Co. Gty., 6.50%, 02/01/29, 144A(b)	Ba3/BB	954	1,028,879
Diamond Sports Group LLC, Sr. Sec. Notes, 5.375%, 08/15/26, 144A(b)	Ba2/BB	551	447,699
Grupo Televisa SAB, Sr. Unsec. Notes, 5.00%, 05/13/45(b)	Baa1/BBB+	557	554,275
Grupo Televisa SAB, Sr. Unsec. Notes, 6.625%, 01/15/40	Baa1/BBB+	159	186,033

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
CORPORATE DEBT SECURITIES (Continued)

MEDIA (Continued)
RELX, Inc., Sr. Unsec. Notes, 8.875%, 06/01/22	WR/BBB+	$2,000	$2,309,781
Sirius XM Radio, Inc., Co. Gty., 5.00%, 08/01/27, 144A(b)	Ba3/BB	518	525,718
Time Warner Entertainment Co. LP, Sr. Sec. Notes, 8.375%, 07/15/33	Ba1/BBB-	1,360	1,871,592
Twitter, Inc., Sr. Unsec. Notes, 3.875%, 12/15/27, 144A(b)	Ba2/BB+	168	161,595
ViacomCBS, Inc., Sr. Unsec. Notes, 6.875%, 04/30/36	Baa2/BBB	179	201,625
VTR Finance BV, Sr. Sec. Notes, 6.875%, 01/15/24, 144A(b)	B1/B+	2,176	1,974,698
Walt Disney Co., Co. Gty., 7.90%, 12/01/95	A2/A	1,400	3,066,192

			19,059,380

MINING (2.37%)
BHP Billiton Finance USA, Ltd. Co. Gty., (5Yr Swap +5.093%), 6.75%, 10/19/75, 144A(b),(c)	Baa1/BBB+	3,899	4,133,954
Newmont Corp., Co. Gty., 2.25%, 10/01/30(b)	Baa2/BBB	912	847,390

			4,981,344

PAPER (1.86%)
Celulosa Arauco y Constitucion SA, Sr. Unsec. Notes, 4.20%, 01/29/30, 144A(b)	Baa3/BBB-	579	496,493
Celulosa Arauco y Constitucion SA, Sr. Unsec. Notes, 5.50%, 04/30/49, 144A(b)	Baa3/BBB-	647	511,130
Inversiones CMPC SA, Co. Gty., 3.85%, 01/13/30, 144A(b)	Baa3/BBB-	580	522,000
Smurfit Kappa Treasury Funding, Ltd., Co. Gty., 7.50%, 11/20/25	Ba1/BB+	2,000	2,390,000

			3,919,623

REAL ESTATE INVESTMENT TRUST (REIT) (0.18%)
Iron Mountain, Inc., Co. Gty., 4.875%, 09/15/29, 144A(b)	Ba3/BB-	398	373,873
McDonald’s Corp., Sr. Unsec. Notes, 2.125%, 03/01/30(b)	Baa1/BBB+	828	764,913
Starbucks Corp., Sr. Unsec. Notes, 4.45%, 08/15/49(b)	Baa1/BBB+	1,781	2,043,362

			2,808,275

TECHNOLOGY (4.03%)
Broadcom, Inc., Co. Gty., 4.25%, 04/15/26, 144A(b)	Baa3/BBB-	1,655	1,627,042
Broadcom, Inc., Co. Gty., 4.75%, 04/15/29, 144A(b)	Baa3/BBB-	1,109	1,124,917
Dell International LLC, Sr. Sec. Notes, 8.35%, 07/15/46, 144A(b)	Baa3/BBB-	845	1,003,230
Fiserv, Inc., Sr. Unsec. Notes, 3.50%, 07/01/29(b)	Baa2/BBB	1,087	1,130,688
NXP Funding LLC, Co. Gty., 3.875%, 09/01/22, 144A	Baa3/BBB	1,213	1,217,699
Oracle Corp., Sr. Unsec. Notes, 3.60%, 04/01/40(b)	NA/A+	2,331	2,331,225
Presidio Holdings, Inc., Sr. Sec. Notes, 4.875%, 02/01/27, 144A(b)	B1/B	64	57,280

			8,492,081

TELECOMMUNICATIONS (3.28%)
AT&T, Inc., Sr. Unsec. Notes, 4.50%, 05/15/35(b)	Baa2/BBB	515	548,873
AT&T, Inc., Sr. Unsec. Notes, 4.75%, 05/15/46(b)	Baa2/BBB	425	470,016
Deutsche Telekom International Finance BV, Co. Gty., 8.75%, 06/15/30(f)	Baa1/BBB+	2,000	2,699,928
Lamar Media Corp., Co. Gty., 4.00%, 02/15/30, 144A(b)	Ba2/BB	8	7,440
Rogers Communications, Inc., Co. Gty., 3.70%, 11/15/49(b)	Baa1/BBB+	829	846,610
Verizon Communications, Inc., Sr. Unsec. Notes, 4.812%, 03/15/39	Baa1/BBB+	1,898	2,336,459

			6,909,326

TRANSPORTATION (5.08%)
American Airlines Group, Inc., Co. Gty., 3.75%, 03/01/25, 144A	B1/B	1,036	725,200
American Airlines, Pass Through Certs., Series 2013-2, Class B, 5.60%, 07/15/20, 144A	NA/BB-	892	885,679
American Airlines, Pass Through Certs., Series 2017-1, Class AA, 3.65%, 02/15/29	Aa3/NA	939	894,317
American Airlines, Pass Through Certs., Series 2017-2, Class AA, 3.35%, 10/15/29	Aa3/NA	1,458	1,448,548
American Airlines, Pass Through Certs., Series 2019-1, Class AA, 3.15%, 02/15/32	Aa3/A+	801	721,879

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
CORPORATE DEBT SECURITIES (Continued)

TRANSPORTATION (Continued)
Ashtead Capital, Inc., Sec. Notes, 4.00%, 05/01/28, 144A(b)	Baa3/BBB-	$555	$478,410
Ashtead Capital, Inc., Sec. Notes, 4.25%, 11/01/29, 144A(b)	Baa3/BBB-	200	169,411
BNSF Funding Trust I, Co. Gty., (3M LIBOR +2.35%), 6.613%, 12/15/55(b),(c)	Baa2/A-	250	245,000
British Airways, Pass Through Certs., Series 2013-1, Class B, 5.625%, 06/20/20, 144A	A3/A-	79	78,481
Continental Airlines, Pass Through Certs., Series 2000-1, Class A1, 8.048%, 11/01/20	Baa1/A-	148	137,867
Continental Airlines, Pass Through Certs., Series 2000-2, Class A1,7.707%, 04/02/21	Baa1/BBB	141	141,742
ERAC USA Finance LLC, Co. Gty., 7.00%, 10/15/37, 144A	Baa1/A-	1,500	1,907,170
Union Pacific Corp., Sr. Unsec. Notes, 3.839%, 03/20/60, 144A(b)	Baa1/A-	503	524,986
United Airlines, Pass Through Certs., Series 2013-1, Class B, 5.375%, 08/15/21	NA/BBB-	247	239,329
United Airlines, Pass Through Certs., Series 2018-1, Class B, 4.60%, 03/01/26	Baa2/NA	785	679,974
United Airlines, Pass Through Certs., Series 2019-1, Class AA, 4.15%, 08/25/31	Aa3/NA	419	434,208
United Airlines, Pass Through Certs., Series 2019-2, Class AA, 2.70%, 05/01/32	Aa3/NA	1,093	983,464

			10,695,665

UTILITIES (11.33%)
AES Gener SA., Jr. Sub. Notes, (H15T5Y +4.917%), 6.35%, 10/07/79, 144A(b),(c)	Ba2/BB	878	667,280
Black Hills Corp., Sr. Unsec. Notes, 3.95%, 01/15/26(b)	Baa2/BBB+	1,082	1,136,670
Black Hills Corp., Sr. Unsec. Notes, 3.875%, 10/15/49(b)	Baa2/BBB+	1,175	1,002,249
Calpine Corp., Sr. Sec. Notes, 4.50%, 02/15/28, 144A(b)	Ba2/BB	919	890,741
Cleveland Electric Illuminating Co., Sr. Unsec. Notes, 3.50%, 04/01/28, 144A(b)	Baa2/BBB	800	752,516
Consolidated Edison Co. of New York, Inc., Sr. Unsec. Notes, 3.95%, 04/01/50(b)	Baa1/A-	449	471,956
Consumers Energy Co., 3.10%, 08/15/50(b)	Aa3/A	780	759,460
Duke Energy Carolinas LLC, 3.95%, 11/15/28(b)	Aa2/A	1,185	1,311,060
Duquesne Light Holdings, Inc., Sr. Unsec. Notes, 6.40%, 09/15/20, 144A	Baa3/BBB-	1,000	1,021,429
Edison International, Sr. Unsec. Notes, 3.55%, 11/15/24(b)	Baa3/BBB-	575	571,060
Edison International, Sr. Unsec. Notes, 4.95%, 04/15/25(b)	Baa3/BBB-	339	338,217
Enel Finance International NV, Co. Gty., 2.75%, 04/06/23, 144A	Baa2/BBB+	1,082	1,020,672
Enel Finance International NV, Co. Gty., 4.625%, 09/14/25, 144A	Baa2/BBB+	1,458	1,548,112
Evergy Metro, Inc., Sr. Sec. Notes, 4.20%, 06/15/47(b)	A2/A+	917	1,025,473
Exelon Corp., Sr. Unsec. Notes, 3.40%, 04/15/26(b)	Baa2/BBB	505	489,520
FirstEnergy Corp., Sr. Unsec. Notes, 4.85%, 07/15/47(b)	Baa3/BBB-	1,570	1,716,158
Florida Power & Light Co., 2.85%, 04/01/25(b)	Aa2/A+	611	637,028
Hydro-Quebec, 8.25%, 04/15/26	Aa2/AA-	1,550	2,203,242
MidAmerican Funding LLC, Sr. Sec. Notes, 6.927%, 03/01/29	A2/A-	500	635,129
NiSource, Inc., Jr. Sub. Notes, (H15T5Y +2.843%), 5.65%, 06/15/23(b),(c),(d)	NA/BBB-	696	619,440
Piedmont Natural Gas Co. Inc., Sr. Unsec. Notes, 3.50%, 06/01/29(b)	A3/A-	1,120	1,133,353
Southern Co. Gas Capital Corp., Co. Gty., 5.875%, 03/15/41(b)	Baa1/A-	992	1,123,416
Southern Co. Gas Capital Corp., Co. Gty., 3.95%, 10/01/46(b)	Baa1/A-	539	481,614
Southern Co. Gas Capital Corp., Co. Gty., 4.40%, 05/30/47(b)	Baa1/A-	1,164	1,152,183
Transelec SA, Sr. Unsec. Notes, 4.25%, 01/14/25, 144A(b)	Baa1/BBB	750	712,500
Transelec SA, Sr. Unsec. Notes, 3.875%, 01/12/29, 144A(b)	Baa1/BBB	490	441,372

			23,861,850

TOTAL CORPORATE DEBT SECURITIES (Cost of $169,236,006)			173,722,927

ASSET BACKED SECURITIES (8.92%)
Antares Ltd., Series 2017-1A, Class C, (3M LIBOR +3.10%), 4.919%, 07/20/28, 144A(b),(e)	NR/A	1,093	955,014
Arbor Realty Collateralized Loan Obligation, Ltd., Series 2017-FL3, Class A, (1M LIBOR +0.99%), 1.695%, 12/15/27, 144A(b),(e)	Aaa/NA	759	718,717
AVIS Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A, 2.63%, 12/20/21, 144A(b)	Aaa/NA	1,605	1,590,653
CLI Funding LLC, Series 2018-1A, Class A, 4.03%, 04/18/43, 144A(b)	NA/A	133	126,551
DB Master Finance LLC, Series 2017-1A, Class A2I, 3.629%, 11/20/47, 144A(b)	NA/BBB	328	315,979

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
ASSET BACKED SECURITIES (Continued)
DRB Prime Student Loan Trust, Series 2016-B, Class A2, 2.89%, 06/25/40, 144A(b)	Aaa/NA	$174	$175,329
DRB Prime Student Loan Trust, Series 2017-A, Class A2B, 2.85%, 05/27/42, 144A(b)	Aaa/NA	1,430	1,455,554
DT Auto Owner Trust, Series 2018-2A, Class C, 3.67%, 03/15/24, 144A(b)	NA/AA+	781	778,132
DT Auto Owner Trust, Series 2019-1A, Class A, 3.08%, 09/15/22, 144A(b)	NA/AAA	299	298,737
Fortress Credit Opportunities IX CLO, Ltd., Series 2017-9A, Class A1T, (3M LIBOR +1.55%), 3.242%, 11/15/29, 144A(b),(e)	Aaa/AAA	600	568,827
Golub Capital Partners Ltd., Series 2017-19RA, Class B, (3M LIBOR +2.55%), 4.344%, 07/26/29, 144A(b),(e)	A2/NA	1,935	1,704,661
Golub Capital Partners Ltd., Series 2018-36A, Class C, (3M LIBOR +2.10%), 3.841%, 02/05/31, 144A(b),(e)	NA/A	2,250	1,779,255
IVY Hill Middle Market Credit Fund Ltd., Series 12A, Class B, (3M LIBOR +3.00%), 4.819%, 07/20/29, 144A(b),(e)	A3/NR	866	719,870
LoanCore Issuer, Ltd., Series 2018-CRE1, Class A, (1M LIBOR +1.13%), 1.835%, 05/15/28, 144A(b),(e)	Aaa/NA	500	411,053
NextGear Floorplan Master Owner Trust, Series 2017-1A, Class A2, 2.54%, 04/18/22, 144A(b)	Aaa/AAA	1,460	1,459,009
Option One Mortgage Loan Trust, Series 2007-FXD2, Class 2A1, 5.90%, 03/25/37(b)(g)	Ca/AA	3	2,755
SCF Equipment Leasing LLC, Series 2017-2A, Class A, 3.41%, 12/20/23, 144A(b)	Aa1/NA	240	238,237
Small Business Administration Participation Certificates, Series 2010-20F, Class 1, 3.88%, 06/01/30	Aaa/AA+	93	99,041
SMB Private Education Loan Trust, Series 2017-B, Class A2B, (1M LIBOR+0.75%), 1.455%, 10/15/35, 144A(b),(e)	Aaa/AAA	676	640,134
Sofi Consumer Loan Program LLC, Series 2017-3, Class A, 2.77%, 05/25/26, 144A(b)	NA/AA	344	341,439
Sofi Consumer Loan Program Trust, Series 2018-1, Class B, 3.65%, 02/25/27, 144A(b)	NA/A	793	664,446
Sofi Professional Loan Program LLC, Series 2017-C, Class B, 3.56%, 07/25/40, 144A(b),(e)	NA/AA+	1,099	1,109,455
Sofi Professional Loan Program LLC, Series 2019-A, Class A1FX, 3.18%, 06/15/48, 144A(b)	Aaa/AAA	144	143,956
Tesla Auto Lease Trust, Series 2018-B, Class A, 3.71%, 08/20/21, 144A(b)	Aaa/NA	264	265,510
Textainer Marine Containers Ltd., Series 2017-1A, Class A, 3.72%, 05/20/42, 144A(b)	NA/A	524	471,566
Triton Container Finance LLC, Series 2017-2A, Class A, 3.62%, 08/20/42, 144A(b)	NA/A	940	820,681
Willis Engine Structured Trust IV, Series 2018-A, Class A, 4.75%, 09/15/43, 144A(b)(g)	NA/A	1,343	938,397

TOTAL ASSET BACKED SECURITIES (Cost of $20,672,652)			18,792,958

COMMERCIAL MORTGAGE-BACKED SECURITIES (3.70%)
Angel Oak Mortgage Trust I LLC, Series 2019-2, Class A1, 3.628%, 03/25/49, 144A(b),(e)	NA/NA	228	229,130
Bancorp Commercial Mortgage Trust, Series 2018-CRE4, Class A, (1M LIBOR +0.90%), 1.605%, 09/15/35, 144A(b),(e)	Aaa/NA	92	79,536
Bellemeade Re Ltd., Series 2018-2A, Class M1B, (1M LIBOR +1.35%), 2.297%, 08/25/28, 144A(b),(e)	NA/NA	408	404,950
CGMS Commercial Mortgage Trust, Series 2017-MDRB, Class A, (1M LIBOR +1.10%), 1.805%, 07/15/30, 144A(e)	NA/AAA	54	50,688
Citigroup Commercial Mortgage Trust, Series 2013-375P, Class D, 3.518%, 05/10/35, 144A(e)	Baa1/NA	2,000	1,898,271
Citigroup Commercial Mortgage Trust, Series 2016-P6, Class C, 4.281%, 12/10/49(b),(e)	NR/NA	367	337,051
FREMF Mortgage Trust, Series 2015-K44, Class B, 3.681%, 01/25/48, 144A(b),(e)	NA/AA+	535	517,956
FREMF Mortgage Trust, Series 2015-K45, Class B, 3.59%, 04/25/48, 144A(b),(e)	NA/AA+	1,270	1,224,786
Lanark Master Issuer PLC, Series 2019-1A, Class 1A1, (3M LIBOR +0.77%), 2.453%, 12/22/69, 144A(b),(e)	Aaa/AAA	453	449,417
LMREC, Inc., Series 2015-CRE1, Class AR, (1M LIBOR +0.98%), 1.909%, 02/22/32, 144A(b),(e)	Aaa/NA	45	43,025
LMREC, Inc., Series 2016-CRE2, Class A, (1M LIBOR +1.70%), 3.329%, 11/24/31, 144A(b),(e)	Aaa/NA	87	85,796

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-CKSV, Class C, 4.285%, 10/15/30, 144A(e)	NA/A	$2,710	$2,423,221
MSDB Trust, Series 2017-712F, Class C, 3.628%, 07/11/39, 144A(e)	NA/A-	82	51,762

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost of $8,245,364)			7,795,589

RESIDENTIAL MORTGAGE-BACKED SECURITIES (0.19%)
FHLMC Pool # A15675, 6.00%, 11/01/33	Aaa/AA+	69	79,310
FHLMC Pool # G00182, 9.00%, 09/01/22(h)	Aaa/AA+	—	3
FNMA Pool # 754791, 6.50%, 12/01/33	Aaa/AA+	193	222,535
FNMA Pool # 763852, 5.50%, 02/01/34	Aaa/AA+	85	95,677
GNSF Pool # 194228, 9.50%, 11/15/20	Aaa/AA+	1	897
GNSF Pool # 307527, 9.00%, 06/15/21	Aaa/AA+	2	2,102
GNSF Pool # 417239, 7.00%, 02/15/26	Aaa/AA+	4	4,577
GNSF Pool # 780374, 7.50%, 12/15/23	Aaa/AA+	2	1,704

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost of $332,391)			406,805

MUNICIPAL BONDS (1.24%)
San Francisco City & County Public Utilities Commission, Water Revenue, Build America Bonds, 6.00%, 11/01/40	Aa2/AA-	145	178,344
State of California, Build America Bonds, GO, 7.625%, 03/01/40	Aa2/AA-	1,500	2,419,950

TOTAL MUNICIPAL BONDS (Cost of $1,678,520)			2,598,294

U.S. TREASURY SECURITIES (0.11%)
United States Treasury Bond, 3.50%, 02/15/39	Aaa/AA+	95	135,345
United States Treasury Bond, 2.875%, 05/15/49	Aaa/NA	70	95,378

TOTAL U.S. TREASURY SECURITIES (Cost of $213,098)			230,723

GOVERNMENT BONDS (1.16%)
Colombia Government International Bond, Sr. Unsec. Notes, 5.20%, 05/15/49(b)	Baa2/BBB-	508	532,552
Ghana Government International Bond, Sr. Unsec. Notes, 7.875%, 02/11/35, 144A	B3/B	770	542,080
Perusahaan Penerbit SBSN Indonesia III, Sr. Unsec. Notes, 4.45%, 02/20/29, 144A	Baa2/BBB	424	430,602
Turkey Government International Bond., Sr. Unsec. Notes, 5.25%, 03/13/30	B1/NA	1,159	937,341

TOTAL GOVERNMENT BOND (Cost of $2,833,851)			2,442,575

		Shares
PREFERRED STOCK (0.94%)
CoBank ACB, Series F, 6.250%, (3M LIBOR +4.557%) (b),(c),(d)		20,000	1,982,600

TOTAL PREFERRED STOCK (Cost of $2,085,000)			1,982,600

TOTAL INVESTMENTS (98.74%)
(Cost $205,296,882)			207,972,471

OTHER ASSETS AND LIABILITIES (1.26%)			2,659,127

NET ASSETS (100.00%)			$210,631,598

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — continued

At March 31, 2020, the Fund had the following open futures contracts:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Notes	06/20	4	$501,313	$501,438	$125
U.S. Treasury Long Bonds	06/20	42	7,249,761	7,520,625	270,864

					270,989

Short Futures Outstanding
U.S. Treasury 10-Year Notes	06/20	80	(10,972,069)	(11,095,000)	(122,931)
U.S. Treasury Ultra Bonds	06/20	1	(205,062)	(221,875)	(16,813)

					(139,744)

Net unrealized appreciation on open futures contracts					$131,245

(a)	Ratings for debt securities are unaudited. All ratings are as of March 31, 2020 and may have changed subsequently.
(b)	This security is callable.
(c)

Fixed to floating rate security. Fixed rate indicated is rate effective at March 31, 2020. Security will convert at a future date to a floating rate of reference rate and spread in the description above.

(d)	Security is perpetual. Date shown is next call date.
(e)	Variable rate security. Rate indicated is rate effective at March 31, 2020.
(f)	Multi-Step Coupon. Rate disclosed is as of March 31, 2020.
(g)	Denotes a step-up bond. The rate indicated is the current coupon as of March 31, 2020.
(h)	Principal amount less than $1,000.
144A

Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At March 31, 2020, these securities amounted to $87,317,856 or 41.46% of net assets.

Legend

Certs. - Certificates

CLO - Collateralized Loan Obligation

Co. Gty. - Company Guaranty

FHLMC - Federal Home Loan Mortgage Corp.

FNMA - Federal National Mortgage Association

FREMF - Freddie Multi-Family

GNSF - Government National Mortgage Association (Single Family)

GO - General Obligation

H15T5Y - US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

Jr. - Junior

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

Ltd. - Limited

REIT - Real Estate Investment trust

Sec. - Secured

SOFRRATE - Secured Overnight Financing Rate

Sr. - Senior

Sub. - Subordinated

Unsec. - Unsecured

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — continued

Following is a description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis as of March 31, 2020.

Assets:	Total Market Value at 3/31/20	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
CORPORATE DEBT SECURITIES	$173,722,927	$—	$173,722,927	$—
ASSET BACKED SECURITIES	18,792,958	—	18,792,958	—
COMMERCIAL MORTGAGE-BACKED SECURITIES	7,795,589	—	7,795,589	—
RESIDENTIAL MORTGAGE-BACKED SECURITIES	406,805	—	406,805	—
MUNICIPAL BONDS	2,598,294	—	2,598,294	—
U.S. TREASURY SECURITIES	230,723	—	230,723	—
GOVERNMENT BONDS	2,442,575	—	2,442,575	—
PREFERRED STOCK	1,982,600	1,982,600	—	—
FUTURES CONTRACTS	270,989	270,989	—	—
TOTAL INVESTMENTS	$208,243,460	$2,253,589	$205,989,871	$—

Liabilities:
FUTURES CONTRACTS	$139,744	$139,744	$—	$—

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2020

Assets:
Investment in securities, at value (amortized cost $205,296,882) (Note 1)	$207,972,471
Cash	1,065,876
Interest receivable	2,540,347
Receivables for investments sold	2,371,624
Receivable from broker—variation margin on open futures contracts	270,989
Dividend receivable	31,250
Prepaid expenses	6,941

TOTAL ASSETS	214,259,498

Liabilities:
Securities purchased	3,218,319
Payable to broker—variation margin on open futures contracts	139,744
Payable to the Adviser	81,963
Due to brokers for open futures contracts	52,222
Payable to administration and accounting	16,658
Payable to transfer agency	7,351
Payable to custodian	6,014
Accrued expenses payable	105,629

TOTAL LIABILITIES	3,627,900

Net assets: (equivalent to $19.67 per share based on 10,710,035 shares of capital stock outstanding)	$210,631,598

NET ASSETS consisted of:
Par value	$107,100
Capital paid-in	206,576,087
Distributable earnings	3,948,411

$210,631,598

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

For the year ended March 31, 2020

Investment Income:
Interest		$10,107,874
Dividends		125,000

Total Investment Income		10,232,874

Expenses:
Investment advisory fees (Note 4)	$1,010,805
Administration fees	192,814
Trustees’ fees (Note 4)	119,590
Legal fees and expenses	99,233
Reports to shareholders	47,050
Transfer agent fees	45,105
Insurance	28,826
Audit fees	28,500
Custodian fees	27,329
NYSE fee	22,934
ICI fee	18,041
Miscellaneous	73,877

Total Expenses		1,714,104

Net Investment Income		8,518,770

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities		4,529,695
Futures contracts		34,770

Net Realized Gain		4,564,465

Change in net unrealized appreciation (depreciation) of:
Investment securities		(10,041,014)
Futures contracts		42,159

Change in Net Unrealized Appreciation (Depreciation)		(9,998,855)
Net loss on investments and futures contracts		(5,434,390)

Net increase in net assets resulting from operations		$3,084,380

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended March 31, 2020	Year ended March 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income	$8,518,770	$9,101,253
Net realized gain	4,564,465	109,007
Change in unrealized depreciation	(9,998,855)	(427,946)

Net increase in net assets resulting from operations	3,084,380	8,782,314

Distributions (a):
From distributed earnings	(12,808,131)	(8,568,028)

Total Distributions	(12,808,131)	(8,568,028)

Increase (decrease) in net assets	(9,723,751)	214,286
Net Assets:
Beginning of year	220,355,349	220,141,063

End of year	$210,631,598	$220,355,349

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	Year ended March 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance
Net asset value, beginning of year	$20.57	$20.55	$20.75	$20.20	$21.52

Net investment income	0.79	0.85	0.87	0.88	0.93
Net gain (loss) on investments and futures contracts	(0.50)	(0.03)	(0.03)	0.57	(1.23)

Total from investment operations	0.29	0.82	0.84	1.45	(0.30)

Capital shares transactions:
Impact of capital share transactions	—	—	—	— (1)	—

Less distributions:
Dividends from net investment income	(0.97)	(0.67)	(0.80)	(0.90)	(1.02)
Distributions from net realized gains	(0.22)	(0.13)	(0.24)	—	—

Total distributions	(1.19)	(0.80)	(1.04)	(0.90)	(1.02)

Net asset value, end of year	$19.67	$20.57	$20.55	$20.75	$20.20

Per share market price, end of year	$19.74	$19.22	$19.37	$19.16	$19.14

Total Investment Return(2)
Based on net asset value	1.51%	4.52%	4.26%	7.48%	(1.00)%
Based on market value	9.03%	3.60%	6.43%	4.75%	0.88%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$210,632	$220,355	$220,141	$222,258	$216,304
Ratio of expenses to average net assets (gross of waivers/reimbursements)	0.76%	0.80%	0.75%	0.75%	0.77%
Ratio of expenses to average net assets (net of waivers/reimbursements)	0.76%	0.77%	0.74%	0.75%	0.77%
Ratio of net investment income to average net assets	3.76%	4.24%	4.15%	4.24%	4.52%
Portfolio turnover rate	59.99%	63.00%	55.62%	44.32%	26.60%
Number of shares outstanding at the end of the year (in 000’s)	10,710	10,710	10,710	10,710	10,709

(1)	There is less than $0.01 per share impact for shares reinvested under the dividend reinvestment plan.
(2)

Total investment return is calculated assuming a purchase of common shares at the market price on the first day and a sale at the market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, if for less than a full year, is not annualized. Past performance is not a guarantee of future results.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Significant Accounting Policies – The Insight Select Income Fund (the “Fund”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified closed-end, management investment company. The Fund’s investment objective is to seek a high rate of return, primarily from interest income and trading activity, from a portfolio principally consisting of debt securities. The Fund follows the accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles within the United States of America (“GAAP”).

A.

Security Valuation – In valuing the Fund’s net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security’s principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. For securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, the Fund uses recognized industry pricing services – approved by the Board of Trustees (“Board”) and unaffiliated with Insight North America LLC (“INA” or the “Adviser”) – and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources.

In the event that market quotations are not readily available, or when such quotations are deemed not to reflect current market value, the securities will be valued at their respective fair value as determined in good faith by the Adviser pursuant to certain procedures and reporting requirements established by the Board. The Adviser considers all relevant facts that are reasonably available when determining the fair value of a security, including but not limited to the last sale price or initial purchase price (if a when issued security) and subsequently adjusting the value based on changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves are utilized. At March 31, 2020, there were no securities valued using fair value procedures.

Fair Value Measurements – The Fund has adopted authoritative fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

• Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

• Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

NOTES TO FINANCIAL STATEMENTS — continued

At the end of each calendar quarter, management evaluates the Level 1, 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

Level 3 investments are categorized as Level 3 with values derived utilizing prices from prior transactions or third party pricing information without adjustment (broker quotes, pricing services and net asset values). A significant change in third party pricing information could result in a significantly lower or higher value in such Level 3 investments. As of March 31, 2020, the Fund did not hold any Level 3 securities.

When-Issued Securities – The Fund may enter into commitments to purchase securities on a forward or when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. In the Fund’s case, these securities are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date. The Fund does not pay for such securities prior to the settlement date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Fund will enter into these commitments with the intent of buying the security but may dispose of such security prior to settlement. At the time the commitment is entered into, the Fund will establish and maintain a segregated account in an amount sufficient to cover the obligation under the when-issued contract. At the time the Fund makes the commitment to purchase securities on a when-issued basis, it will record the transaction and thereafter reflect the value of such security purchased in determining its NAV. At the time of delivery of the security, its value may be more or less than the fixed purchase price.

Futures Contracts – The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

NOTES TO FINANCIAL STATEMENTS — continued

The following table sets forth the fair value and the location of the Fund’s derivative financial instruments within the Statement of Assets and Liabilities by primary risk exposure as of March 31, 2020:

Fair Value of Derivative Investments as of March 31, 2020:

Derivatives not accounted for as hedging instruments under ASC 815	Assets	Liabilities
Futures — Interest Rate Contracts	$270,989	$(139,744)

The following table sets forth the effect of the Fund’s derivative financial instruments by primary risk exposure on the Statements of Operations for the year ended March 31, 2020:

The Effect of Derivative Investments on the Statements of Operations for the year ended March 31, 2020:

Derivatives not accounted for as hedging instruments under ASC 815	Realized Gain (Loss) on Derivatives	Change in Net Unrealized Appreciation (Depreciation) of Derivatives
Futures — Interest Rate Contracts	$34,770	$42,159

The average notional value of long and short futures contracts held by the Fund throughout the period was $7,630,715 and $6,585,722, respectively. This is based on amounts held as of each quarter-end throughout the fiscal year.

B.

Determination of Gains or Losses on Sale of Securities – Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from that used for federal tax purposes in that the amortized cost of the securities sold is used for financial reporting purposes and the original cost of the securities sold is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C.

Federal Income Taxes – It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years March 31, 2017-2019) or expected to be taken on the Fund’s 2020 tax return, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

D.

Other – Security transactions are accounted for on the trade date. Interest income is accrued daily. Premiums and discounts are amortized using the interest method. Paydown gains and losses on mortgage-backed and asset-backed securities are presented as an adjustment to interest income. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E.

Distributions to Shareholders and Book/Tax Differences – Distributions of net investment income will be made quarterly. Distributions of any net realized capital gains will be made annually. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may

NOTES TO FINANCIAL STATEMENTS — continued

differ from GAAP. These differences are primarily due to differing treatments for amortization of market premium and accretion of market discount.

In order to reflect permanent book/tax differences that occurred during the fiscal year ended March 31, 2020, the following accounts were adjusted for the following amounts:

Distributable Earnings	Paid-In Capital
(2)	2

Distributions during the fiscal years ended March 31, 2020 and 2019 were characterized as follows for tax purposes:

	Ordinary Income	Return of Capital	Capital Gain	Total Distribution
FY 2020	$ 11,814,240	$ —	$ 993,891	$ 12,808,131
FY 2019	$ 7,124,251	$ —	$ 1,443,777	$ 8,568,028

At March 31, 2020, the components of distributable earnings on a tax basis were as follows:

Total	Accumulated Ordinary Income	Undistributed Long-Term Capital Gains	Late Year Losses Deferred	Net Unrealized Appreciation
$3,948,411	$1,925,832	$890,403	$ —	$1,132,176

Realized net capital gains can be offset by capital loss carryforwards from prior years. As of March 31, 2020, there were no capital loss carryforwards.

Under current laws, certain capital losses realized after October 31 and certain ordinary losses realized after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2020, no losses were deferred.

At March 31, 2020, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation of those investments, the aggregate gross unrealized appreciation of all securities with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$206,840,295	$14,496,261	$(13,364,085)	$1,132,176

The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the differing treatments for wash sales, amortization of market premium and accretion of market discount.

F.

Use of Estimates in the Preparation of Financial Statements – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS — continued

Note 2 – Portfolio Transactions – The following is a summary of the security transactions, other than short-term investments, for the year ended March 31, 2020:

	Cost of Purchases	Proceeds from Sales or Maturities
U.S. Government Securities	$54,612,851	$65,981,595
Other Investment Securities	$79,764,845	$75,075,626

Note 3 – Capital Stock – At March 31, 2020, there were an unlimited number of shares of beneficial interest ($0.01 par value) authorized, with 10,710,035 shares issued and outstanding.

Note 4 – Investment Advisory Contract, Accounting and Administration, Custodian, Transfer Agent and Trustee Compensation – INA serves as investment adviser to the Fund. The Adviser is entitled to a fee at the annual rate of 0.50% on the first $100 million of the Fund’s month-end net assets and 0.40% on the Fund’s month-end net assets in excess of $100 million.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation, provides accounting and administrative services to the Fund. The Bank of New York Mellon is the Fund’s custodian responsible for the custody of Fund’s assets. Effective March 1, 2020, Computershare Investor Services (“Computershare”) is the transfer agent to the Fund. Prior to March 1, 2020, BNY Mellon served as the transfer agent to the Fund and subcontracted with Computershare to provide transfer agency services to the Fund.

The Adviser is a wholly owned subsidiary of The Bank of New York Mellon Corporation. The Adviser works closely with and is administered by Insight Investment Management (Global) Limited (“Insight”), another of The Bank of New York Mellon Corporation’s investment management subsidiaries. The Adviser is subject to The Bank of New York Mellon Corporation’s Code of Conduct and various policies and procedures designed to address the potential for conflicts of interest that may arise in connection with the Adviser’s status as an affiliated person of The Bank of New York Mellon Corporation and its subsidiaries.

The Trustees of the Fund receive an annual retainer, meeting fees and out of pocket expenses for meetings attended. The aggregate remuneration paid to the Trustees by the Fund during the year ended March 31, 2020 was $119,590. All officers of the Fund are also officers and/or employees of the investment adviser. None of the Fund’s officers receives compensation from the Fund.

Note 5 – Dividend and Distribution Reinvestment – In accordance with the terms of the Amended and Restated Automatic Dividend Investment Plan (the “Plan”), for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the “Valuation Date”) the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the year ended March 31, 2020 the Fund did not issue any shares under this Plan.

Note 6 – Principal Risks – The Fund is subject to the principal risks summarized below. These risks could adversely affect the Fund’s NAV, yield and total return. It is possible to lose money by investing in the Fund.

NOTES TO FINANCIAL STATEMENTS — continued

Counterparty Credit Risk. The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Adviser believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties.

Derivatives Risk. The Fund may utilize a variety of derivative instruments such as options, floors, caps and collars, futures contracts, forward contracts, options on futures contracts, indexed securities and credit default swaps. Generally, derivatives are financial contracts whose values depend on, or are derived from, the value of an underlying asset, reference rate or index. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, credit risk and management risk. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to its derivative transactions will affect the value of those instruments. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Interest Rate Risk. Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa. Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will decline in value because of increases in market interest rates. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change.

Liquidity Risk. The Fund may invest in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose readily of illiquid securities when that would be beneficial at a favorable time or price or at prices approximating those at which the Fund currently values them. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively impact the price the Fund would receive upon disposition of such securities.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Market Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, recessions, the spread of infectious illness or other public health issue, or other events could have a significant impact on the Fund and its investments.

NOTES TO FINANCIAL STATEMENTS — continued

Risk of Market Price Discount From Net Asset Value. Shares of closed-end funds frequently trade at a market price that is below their NAV. This is commonly referred to as “trading at a discount.” This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund’s NAV may decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time after purchasing them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

Valuation Risk. When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

As of the issuance of these financial statements issuance, an outbreak of respiratory disease caused by a novel coronavirus, first detected in China in December 2019 and its subsequent spread internationally, has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains, workflow operations and customer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short term or may last for an extended period of time and result in a substantial economic downturn. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including Fund service providers) and the market in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.

Note 7 – Subsequent Event – Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements.

SHAREHOLDER INFORMATION (Unaudited)

ADDITIONAL INFORMATION REGARDING THE FUND’S TRUSTEES AND OFFICERS

Name, Address and Age[1]	Position Held With Fund	Principal Occupation During the Past 5 Years	Number of Funds Overseen By Trustee	Term of Office and Length of Time Served	Other Directorships Held by Trustee

W. Thacher Brown Born: December 1947	Trustee, Board Chairperson	Retired	1	Shall serve until the next annual meeting or until his successor is qualified. Trustee since 1988.	None.

Ellen D. Harvey Born: February 1954	Trustee	Principal, Lindsay Criswell LLC beginning July 2008; Managing Director, Miller Investment Management from September 2008 to June 2018.	1	Shall serve until the next annual meeting or until her successor is qualified. Trustee since 2010.	Director, Aetos Capital Funds (3 portfolios).

Thomas E. Spock Born: May 1956	Trustee	Partner at Scalar Media Partners, LLC since June 2008.	1	Shall serve until the next annual meeting or until his successor is qualified. Trustee since 2013.	None.

Suzanne P. Welsh Born: March 1953	Trustee	Retired; Former Vice President for Finance and Treasurer, Swarthmore College from August 2002 to June 2014.	1	Shall serve until the next annual meeting or until her successor is qualified. Trustee since 2008.	None.

Clifford D. Corso[2] Born: October 1961	President	Executive Chairman, Insight North America LLC since October 2018, President, Insight North America LLC from October 2016 to October 2018. Chief Executive Officer, President and Board Member, Cutwater Investor Services Corp. from January 2015 to July 2018. Director and officer of other affiliated entities of Cutwater Investor Services Corp. from January 2015 to July 2018.	N/A.	Shall serve until death, resignation, or removal. Officer since 2005.	N/A.

SHAREHOLDER INFORMATION (Unaudited) — continued

Name, Address and Age[1]	Position Held With Fund	Principal Occupation During the Past 5 Years	Number of Funds Overseen By Trustee	Term of Office and Length of Time Served	Other Directorships Held by Trustee

Gautam Khanna[2] Born: October 1969	Vice President	Senior Portfolio Manager, Insight North America LLC and its predecessor firms since 2003.	N/A.	Shall serve until death, resignation, or removal. Officer since 2006.	N/A.

James DiChiaro[2] Born: November 1976	Vice President	Senior Portfolio Manager, Insight North America LLC and its predecessor firms since 1999.	N/A	Shall serve until death, resignation, or removal. Officer since 2019	N/A

Thomas E. Stabile[2] Born: March 1974	Treasurer and Vice President	Head of Operations, Insight North America LLC since January 2015.	N/A.	Shall serve until death, resignation, or removal. Officer since 2010.	N/A.

Seth Gelman[2] Born: August 1975	Secretary and Chief Compliance Officer	Chief Compliance Officer, Insight North America LLC since October 2017. Chief Compliance Officer, Insight Investment International Limited since October 2017. Chief Compliance Officer, Brookfield Investment Management, Inc. from May 2009 to October 2017. Chief Compliance Officer, Brookfield Investment Funds from May 2009 to October 2017.		Shall serve until death, resignation, or removal. Officer since January 2019.	N/A

[1]	The business address of each Trustee and Officer is c/o Insight Investment, 200 Park Avenue, New York, NY 10166.

[2]

Denotes an officer who is an “interested person” of the Fund as defined under the provisions of the Investment Company Act of 1940. Messrs. Corso, Khanna, DiChiaro, Stabile, and Gelman are “interested persons” by virtue of being employees of the Fund’s Adviser. Additional information about the Trustees is included in the Fund’s prospectus. As of date of this report, the portfolio managers of the Fund are Gautam Khanna, CPA, CFA, Senior Portfolio Manager and James DiChiaro, Senior Portfolio Manager. Messrs. Jason Celente and Gerard Berrigan no longer have day-to-day portfolio management responsibilities for the Fund. Mr. Khanna is the lead portfolio manager responsible for day-to-day management of the portfolio. Mr. Khanna has been with INA and its predecessor firms since May 2003, and Mr. DiChiaro has been with INA and its predecessor firms since September 1999.

SHAREHOLDER INFORMATION (Unaudited) — continued

HOW TO GET INFORMATION REGARDING PROXIES

The Fund has adopted the Adviser’s proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. You may obtain a copy of these proxy voting procedures, without charge, by emailing clientservicena@insightinvestment.com or on the Securities and Exchange Commission website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by emailing clientservicena@insightinvestment.com or on the SEC’s website at www.sec.gov.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files quarterly schedules of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s EDGAR database at www.sec.gov.

ADDITIONAL TAX INFORMATION

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any) for the Fund that qualify for the dividends-received deductions for the year ended March 31, 2020 was 1.20%.

For the year ended March 31, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the Fund, 1.20% represents the amount of each distribution which may qualify for the 15% dividend income tax rate. Shareholders should not use this tax information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2021.

For the fiscal year ended March 31, 2020, the Fund designated long-term capital gains of $1,829,070.

DIVIDEND REINVESTMENT PLAN

The Fund has established a plan for the automatic investment of dividends and distributions pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. BNY Mellon acts as the agent (the “Agent”) for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the “Valuation Date”), plus this brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants’ accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per

SHAREHOLDER INFORMATION (Unaudited) — continued

share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent’s fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent’s open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from Computershare Investor Services PO Box 505000, Louisville, KY 40233-5000.

PRIVACY POLICY

The Fund has adopted procedures designed to maintain and secure the non-public personal information of its clients from inappropriate disclosure to third parties. The Fund is committed to keeping personal information collected from potential, current, and former clients confidential and secure. The proper handling of personal information is one of our highest priorities. The Fund never sells information relating to its clients to any outside third parties.

Client Information

The Fund will only collect and keep information which is necessary for it to provide the services requested by its shareholders, and to administer a shareholder account.

The Fund may collect nonpublic personal information from clients or potential clients such as name, address, tax identification or social security number, assets, income, net worth, copies of financial documents and other information that we may receive on applications or other forms, correspondence or conversations, or via other methods in order to conduct business.

The Fund may also collect information about your transactions with the Fund, Adviser, Adviser’s affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

This information may be obtained as a result of transactions with the Fund, Adviser, Adviser’s affiliates, its clients, or others. This could include transactions completed with affiliates or information received from outside vendors to complete transactions or to effect financial goals.

SHAREHOLDER INFORMATION (Unaudited) — continued

Sharing Information

The Fund only shares the nonpublic personal information of its shareholders with non-affiliated companies or individuals (i) as permitted by law and as required to provide services to shareholders, such as with representatives within Adviser, securities clearing firms, the Fund or insurance companies, and other financial services providers; or (ii) to comply with legal or regulatory requirements. The Fund may also disclose nonpublic personal information to another financial services provider in connection with the transfer of an account to such financial services provider. Further, in the normal course of business, the Fund may disclose information it collects about shareholders to companies or individuals that contract with the Fund or Adviser to perform servicing functions including, but not limited to, recordkeeping, consulting, and/or technology services.

Companies hired to provide support services are not permitted to use personal information for their own purposes, and are contractually obligated to maintain strict confidentiality. The Fund limits the use of personal information to the performance of the specific service requested.

The Fund does not provide personally identifiable information to mailing list vendors or solicitors for any purpose. When the Fund provides personal information to service providers, it requires these providers to agree to safeguard such information, to use the information only for the intended purpose, and to abide by applicable law.

Employee Access to Information

Only employees with a valid business reason have the ability to access a clients’ personal information. These employees are educated on the importance of maintaining the confidentiality and security of this information. They are required to abide by our information handling practices.

Protection of Information

The Fund maintains security standards to protect shareholders’ information, whether written, spoken, physical, or electronic. The Fund updates and checks its physical mechanisms and electronic systems to ensure the protection and integrity of information.

Maintaining Accurate Information

The Fund’s goal is to maintain accurate, up to date client records in accordance with industry standards. The Fund has procedures in place to keep information current and complete, including timely correction of inaccurate information.

Disclosure of our Privacy Policy

The Fund recognizes and respects the privacy concerns of its potential, current, and former shareholders. The Fund, Adviser and Adviser’s affiliates are committed to safeguarding this information and may provide this Privacy Policy for informational purposes to shareholders and employees, and will distribute and update it as required by law. It is also available upon request.

The Fund seeks to carefully safeguard shareholder information and, to that end, restricts access to non-public personal information about our shareholders to those employees and other persons who need to know the information to enable the Fund to provide services to its shareholders. The Fund, Adviser and their service agents maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information. In the event that you maintain an account through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

SHAREHOLDER INFORMATION (Unaudited) — continued

ANNUAL CERTIFICATION

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification, and the Fund also has included the certifications of the Fund’s CEO and Treasurer required by Section 302 of the Sarbanes- Oxley Act of 2002 in the Fund’s Forms N-CSR filed with the Securities and Exchange Commission for the period of this report.

HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS

Contact Your Transfer Agent:

Computershare Investor Services

PO Box 505000, Louisville, KY 40233-5000, or call 1-866-333-6685

T    R   U   S   T   E   E   S

W. THACHER BROWN

ELLEN D. HARVEY

THOMAS E. SPOCK

SUZANNE P. WELSH

O   F   F   I   C   E   R   S

CLIFFORD D. CORSO

President

GAUTAM KHANNA

Vice President

JAMES DICHIARO

Vice President

THOMAS E. STABILE

Treasurer and Vice President

SETH GELMAN

Secretary and Chief Compliance Officer

I   N   V   E   S   T   M    E   N   T    A   D   V   I   S   E   R

INSIGHT NORTH AMERICA LLC

200 PARK AVE, 7TH FLOOR

NEW YORK, NY 10166

C   U   S   T   O   D   I    A   N

THE BANK OF NEW YORK MELLON

2 HANSON PLACE

BROOKLYN, NY 11217

T   R   A   N   S   F   E   R    A   G    E   N   T

COMPUTERSHARE INVESTOR SERVICES

PO Box 505000,

Louisville, KY 40233-5000

866-333-6685

C   O   U   N   S   E   L

PEPPER HAMILTON LLP

3000 TWO LOGAN SQUARE

EIGHTEENTH & ARCH STREETS

PHILADELPHIA, PA 19103

I   N   D   E   P   E   N   D   E   N    T    R   E   G   I   S   T   E   R   E   D

P   U   B   L   I   C     A   C   C   O   U   N   T   I   N   G    F   I   R    M

TAIT, WELLER & BAKER LLP

50 SOUTH 16TH STREET

SUITE 2900

PHILADELPHIA, PA 19102

Insight Select Income Fund

Annual Report

March 31, 2020

Item 2. Code of Ethics.

The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “Covered Person”). A copy of the Registrant’s Code of Ethics can be obtained without charge, upon request, by calling the Registrant at 1-866-333-6685. There were no amendments to the Code of Ethics during the reporting period. There were no waivers of a provision of the Code of Ethics granted to a Covered Person during the reporting period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Suzanne P. Welsh, the Chair of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Welsh as the Audit Committee’s financial expert. Ms. Welsh is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other members of the audit committee or board of trustees.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $22,000 and $22,000 for the fiscal years ended March 31, 2020 and March 31, 2019, respectively.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $3,000 and $3,000 for the fiscal years ended March 31, 2020 and March 31, 2019, respectively. The audit related fees relate to the 17f-2 custody audits required under the Investment Company Act of 1940, as amended.

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,500 and $3,500 for the fiscal years ended March 31, 2020 and March 31, 2019, respectively. The tax fees relate to the review of the registrant’s tax filings and annual tax related disclosures in the financial statements.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0 for the fiscal years ended March 31, 2020 and March 31, 2019, respectively.

(e)(1)

The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

(e)(2)	All of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are: W. Thacher Brown, Ellen D. Harvey, Thomas E. Spock and Suzanne P. Welsh, constituting the entire board.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has adopted the proxy voting policies and procedures used by the Investment Adviser (Insight North America LLC or “Insight” or the “Adviser”).

As a fixed income investment manager, Insight votes proxies for client securities on a relatively infrequent basis. Insight has adopted a proxy voting policy where it has been granted authority to vote such proxies and to ensure that proxies are voted in the best interest of each client. More frequently, Insight votes or consents to corporate actions, including tenders, exchanges, amendments, and restructurings which relate to individual fixed income holdings of client accounts. Determinations on voting of consents to these matters tend to be driven primarily by the Company’s view of whether the proposed action will result in an economic benefit for the affected client(s).

Voting Policy

We routinely vote on behalf of our clients with regard to the companies in which they have a shareholding. Insight retains the services of Manifest Information Services (Manifest) for the provision of proxy voting services and votes at all meetings where it is deemed appropriate and responsible to do so. Manifest analyse any resolution against Insight specific voting policy templates which will determine the direction of the vote. Where contentious issues are identified these are escalated to Insight for further review and direction. With regard to voting, the conflicts of interest policy is that Insight will always seek to act in the best interests of its clients when casting proxy votes on their behalf. Where Bank of New York Mellon, Insight or the clients themselves have business relationships with investee companies, these will be disregarded by Insight in making its proxy voting decisions.

Generally, our IMAs provide us with the authority to vote proxies on equity securities for our client accounts subject to any specific instructions from the client.

On an annual basis, Insight publishes a report titled ‘Putting Principles into Practice’, available on our website at https://www.insightinvestment.com/globalassets/documents/us-redesign-documents/responsible-investment-reports/na-putting-principles-into-practice-2019-ri-report.pdf, which includes a description on how we have exercised voting powers.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)

Effective June 12, 2019, the Fund’s portfolio management team at Insight North America LLC has changed as follows: Mr. James DiChiaro joined Mr. Gautam Khanna as a portfolio manager. Messrs. Jason Celente and Gerard Berrigan no longer have day-to-day portfolio management responsibilities for the Fund. Mr. DiChiaro has served as a Senior Portfolio Manager at Insight North America LLC and its predecessor firms since 1999. The following updates previous responses to Item 8(a)(1) through (4):

(1) Portfolio Management Team:

Gautam Khanna, CPA, CFA

Senior Portfolio Manager, Insight North America LLC

May 2003 - Present

Lead Portfolio Manager responsible for day-to-day management of portfolio

James DiChiaro

Senior Portfolio Manager, Insight North America LLC

September 1999 - Present

Portfolio Manager responsible for management of portfolio

(2)

The table below identifies the number of accounts (other than the Fund) for which the Fund’s portfolio managers have day-to-day management responsibilities and total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. The Adviser currently does not manage any performance-based fee accounts.

	As of March 31, 2020
	Number of Accounts	Total Assets of Accounts
		(in millions)
Gautam Khanna, CPA, CFA
Registered Investment Companies	2	$1,152.3
Other Pooled Investments	-	-

Other Accounts	15	$1,700.4
James DiChiaro
Registered Investment Companies	2	$1,152.3
Other Pooled Investments	-	-
Other Accounts	15	$1,700.4

Potential Conflicts of Interests

Material conflicts of interest identified by the Adviser may arise in connection with a portfolio manager’s management of the Fund in addition to other fund and/or accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager. For example, conflicts may arise in cases where multiple Firm and/or affiliate client accounts are invested in different parts of an issuer’s capital structure. Additionally, a portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement than the Fund or that may have a performance fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts and for other reasons that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts. The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and aggregates and then allocates securities to client accounts in a fair and timely manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3)

All employees of the Adviser, including the portfolio managers, are eligible to receive a variable component of pay in addition to their fixed compensation. The variable component is a combination of cash and Long Term Incentive Plan (LTIP) shares and is determined based on each individual’s performance rating in addition to the overall performance of the Adviser. The LTIP shares typically vest on a three-year schedule, with the aim of aligning each individual’s rewards with the success of the business.

Performance management and compensation are formally linked. Everyone participates in mid-year reviews which incorporate 360 degree feedback and an assessment of performance against objectives, as well as a formal end of year review. At that review, a performance rating is also agreed which is then a key factor in determining compensation. For investment professionals, investment performance is an important, but not the only, factor.

(a)(4)	The following table discloses the dollar range of equity securities of the Fund beneficially owned by each of the Fund’s portfolio managers as of March 31, 2020:

Dollar range of Equity Securities in Fund (1)

Gautam Khanna	$10,001 to $50,000
James DiChiaro	NONE

(1) Dollar ranges are as follows: None, $1- $10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001- $1,000,000 or over $1,000,000.

(b)	N/A. Filing is an annual report.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

-Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees during the period covered by the Annual Report included in Item 1 of this Form N-CSR.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                          Insight Select Income Fund

By (Signature and Title)*                   /s/ Clifford D. Corso

                                                             Clifford D. Corso, President

                                                             (Principal Executive Officer)

Date                                  5/20/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/ Clifford D. Corso

                                                             Clifford D. Corso, President

                                                             (Principal Executive Officer)

Date                                  5/20/2020

By (Signature and Title)*                   /s/ Thomas E. Stabile

                                                             Thomas E. Stabile, Treasurer

                                                             (Principal Financial Officer)

Date                                  5/20/2020